                                                                    EXHIBIT 10.9

                            MEMORANDUM OF AGREEMENT


Re:  "CHOOSE YOUR OWN ADVENTURE" AND "CHOOSE YOUR OWN NIGHTMARE"
     -----------------------------------------------------------


     The following sets forth the principal terms of the agreement ("Agreement") dated as of September 5, 1996 between Brilliant Digital Entertainment, Inc. ("BDE"), on the one hand, and Bantam Doubleday Dell Books For Young Readers ("Bantam"), Edward Packard ("Packard") and Ray Montgomery ("Montgomery"), on the other hand, with respect to BDE's option and possible acquisition of certain rights in and to the "Property" (as hereafter defined). Bantam, Writers, Packard and Montgomery are sometimes referred to collectively as "Owner". The principal terms are as follows:

1.  DEFINITIONS:
    -----------

    (a) "Access Fees" means, with respect to any Licensed Article, any fees, charges, access costs, commissions or royalties payable by BDE to any provider of end-user access, via any On-Line Technology, hot-link, search engine or navigator, or other similar intermediary service to that Licensed Article and reasonably and objectively allocatable to that Licensed Article.

     (b) "Digitize" means converting a Work (or any element or derivative work thereof) into digital format such that it can be read, utilized, or displayed by a device, machine or any other technology currently in existence or hereafter developed capable of utilizing digital information.

     (c) "Force Majeure" means natural calamity, act of God or a public enemy, act of any military, civil or, to the extent not resulting from the intentional or negligent acts or omissions of that party, and (i) act of regulatory authority or (ii) change in any law or regulation.

     (d) "Licensed Article" means an animated digital entertainment product which may include multiple plot and/or script paths and which operate on the PC and/or Macintosh platforms, any other computer platforms or platforms containing microprocessors, and other game player machine platforms selected by BDE.

     (e) "Net Proceeds" with respect to any Licensed Article shall be defined as money actually received by BDE from the sale or license of that Licensed Article adjusted for customer returns, allowances, credits, rebates, refunds, excise, sales, use or other domestic or foreign tax (except for income taxes), and transportation, shipping and handling charges applicable thereto, and less bad debts.

     (f) "OEM" means a manufacturer or private label distributor of computer hardware, computer peripheral equipment or electronic equipment.

     (g) "OEM Net Proceeds" shall be defined as Net Proceeds received by BDE with respect to distribution of Licensed Articles through bundling relationships with OEMs.

     (h) "On-Line Net Proceeds" shall be defined as Net Proceeds received by BDE with respect to Licensed Articles through On-Line Technology less, Access
                                                                 ----
Fees.


     (i) "On-Line Technology" means any method now known or hereafter devised except distribution by physical media by which end users may access Licensed Articles (e.g., copper wire, fiber wire, fiber, hybrid fiber-coaxial, satellite,
          ----
microwave, cellular, etc.)

     (j) "Physical Media" means CD-ROMS, floppy disks, computer memory, hard drives, digital video disks, and any magnetic or optical or electronic or other storage media now existing or hereafter developed capable of storing digital information.

     (k) "Property" shall mean all existing or hereafter created Works. A full and complete list of the current Works is attached hereto as Exhibit A. Owner agrees to provide BDE with updates of Exhibit A at regular periodic intervals during the Term.

     (l) "Work" is a publication in the "Choose Your Own Adventure" and "Choose Your Own Nightmare" series (along with any substantially identical literary work or series (that is either of the foregoing series or works comprising such series repackaged under different titles) published by Owner under another title), or on which the publication is based or derived, including without limitation, the plots, scenes, titles, characters, translations and any and all other parts, elements, or versions of any and all of the foregoing.

2.  OPTION:  In consideration of the nonrefundable sum of CONFIDENTIAL
    ------
INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("Option Payment"), Owner hereby grants BDE the sole, exclusive and irrevocable option (the "Option") to acquire Licensed Rights (as set forth in Paragraph 8 hereof) in and to the Property (as more particularly set forth herein). In consideration of the Option Payment, BDE shall immediately have the Licensed Rights to commence development of Licensed Articles based upon CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Works (each selected by BDE in its sole discretion); provided that such Licensed Rights shall expire if the Option is not exercised in accordance with Paragraph 3 below. The Option shall commence as of the date hereof and shall continue until the date which is 120 days after BDE's receipt of this Agreement fully-executed by Owner ("Option Period").

3.  EXERCISE OF OPTION:  The Option shall be exercised, if at all, by written
    ------------------
notice to Bantam prior to the expiration of the Option Period. If BDE elects to exercise the Option, (a) BDE will pay Owner the sum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("Exercise Payment"), and (b) BDE will acquire the Licensed Rights to an additional CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Works (each selected by BDE in its sole discretion) for the sum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("First Batch Payment"). The Exercise Payment and the First Batch Payment shall be payable within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION after BDE's exercise of the Option and such sums shall be credited against the Participation payable to Owner pursuant to Paragraph 7(a) hereof.

4.  TERM:  The "Term" of this Agreement shall commence as of the date hereof and
    ----
shall continue until the date which is CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION after the date that the Option is exercised, if at all (subject to extension for the duration of any event of Force Majeure and/or for the duration of any material default of the Agreement by Owner).

5.  ACQUISITION OF ADDITIONAL WORKS:  At any time during the Term, BDE may, at
    -------------------------------
its election, acquire the Licensed Rights to additional Works comprising the Property (each selected by BDE in its sole discretion) in batches of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Works for the sum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per batch of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Works (a "Batch Advance"). All sums payable to Owner as a Batch Advance shall be credited against the Participation payable to Owner pursuant to Paragraph 7(a) hereof; provided, however, at such time as BDE has acquired the Licensed Rights to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Works, BDE shall no longer be required to pay Owner a Batch Advance in connection with BDE's acquisition of Licensed Rights to additional Works comprising the Property.

6.  MINIMUM NUMBER OF WORKS:  If the Option is exercised, BDE agrees to acquire,
    -----------------------
pursuant to the terms hereof, the Licensed Rights to no less than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Works including the first CONFIDENTIAL INFORMATION

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION as indicated in Paragraph 2.

7.  PARTICIPATION:
    -------------

     (a)  CONTINGENT COMPENSATION:  In connection with BDE's exploitation of
          -----------------------
Licensed Articles, Owner shall be entitled to receive the following contingent compensation (the "Participation"):

          (i)  OEM REVENUE: With respect to BDE's exploitation of Licensed
               -----------
     Articles bundled with products of OEMs, BDE shall pay Owner CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of BDE's OEM Net Proceeds.

          (ii) RETAIL REVENUE: With respect to BDE's exploitation of Licensed
               --------------
     Articles hereunder (other than those bundled by OEMs or distributed through On-Line Technology), BDE shall pay Owner the following "Net Proceeds" participation, calculated on a separate product by product basis with respect to each Work acquired by BDE hereunder:


                                  Owner's Applicable Net
General Net Proceeds Per Work     Proceeds Participation
- -----------------------------     ------------------------------------------
(for first CONFIDENTIAL           CONFIDENTIAL INFORMATION OMITTED AND FILED
INFORMATION OMITTED AND           SEPARATELY WITH THE SECURITIES AND EXCHANGE
FILED SEPARATELY WITH THE         COMMISSION
SECURITIES AND EXCHANGE
COMMISSION Titles)

                                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION

CONFIDENTIAL INFORMATION          CONFIDENTIAL INFORMATION OMITTED AND FILED
OMITTED AND FILED SEPARATELY      SEPARATELY WITH THE SECURITIES AND EXCHANGE
WITH THE SECURITIES AND           COMMISSION
EXCHANGE COMMISSION (GREATER
THAN OR EQUAL TO) CONFIDENTIAL
INFORMATION OMITTED AND
FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE
COMMISSION


CONFIDENTIAL INFORMATION          CONFIDENTIAL INFORMATION OMITTED AND FILED
OMITTED AND FILED SEPARATELY      SEPARATELY WITH THE SECURITIES AND EXCHANGE
WITH THE SECURITIES AND           COMMISSION
EXCHANGE COMMISSION (GREATER
THAN OR EQUAL TO) CONFIDENTIAL
INFORMATION OMITTED AND
FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE
COMMISSION

more than CONFIDENTIAL            CONFIDENTIAL INFORMATION OMITTED AND FILED
INFORMATION OMITTED AND FILED     SEPARATELY WITH THE SECURITIES AND EXCHANGE
SEPARATELY WITH THE SECURITIES    COMMISSION
AND EXCHANGE COMMISSION


                                  Owner's Applicable Net
General Net Proceeds Per Work     Proceeds Participation
- -----------------------------     ------------------------------------------
(for Titles CONFIDENTIAL
INFORMATION OMITTED AND
FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE
COMMISSION+)

CONFIDENTIAL INFORMATION        CONFIDENTIAL INFORMATION OMITTED AND FILED
OMITTED AND FILED               SEPARATELY WITH THE SECURITIES AND EXCHANGE
SEPARATELY WITH THE             COMMISSION
SECURITIES AND EXCHANGE
COMMISSION

more than CONFIDENTIAL          CONFIDENTIAL INFORMATION OMITTED AND FILED
INFORMATION OMITTED AND         SEPARATELY WITH THE SECURITIES AND EXCHANGE
FILED SEPARATELY WITH THE       COMMISSION
SECURITIES AND EXCHANGE
COMMISSION

          (iii)  ON-LINE REVENUE: With respect to BDE's exploitation of Licensed
                 ---------------
          Article in an On-Line format, BDE shall pay owner CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of BDE's On-Line Net Proceeds received by BDE with respect to the distribution through On-Line technology.

     (b)  RECOUPMENT OF ADVANCES: As provided herein, the Exercise Payment,
          ----------------------
First Batch Payment, and any and all Batch Advances (collectively, the "Advances") shall each be deemed an advance against the Participation set forth in Paragraph 7(a) hereof and no

Participation shall be payable until such time that the Advances have been fully recouped from Owner's contingent compensation.

     (c)  ACCOUNTING:  BDE shall account to Owner on a quarterly basis.
          ----------

     (d)  OWNER'S DESIGNEE:  Each party comprising Owner hereby agrees and
          ----------------
acknowledges that all sums payable by BDE to Owner hereunder shall be paid to Bantam as each such party's designee for allocation amongst such parties as they shall so determine. Each party comprising Owner further acknowledges that it shall look solely to Bantam for payment in connection with the rights licensed hereunder and that BDE shall have discharged its obligations to such party hereunder by making payments hereunder to Bantam.

8.  LICENSED RIGHTS:  The "Licensed Rights" shall mean the exclusive right,
    ---------------
during the Term, and throughout the world to directly or by the services of others Digitize, use, reproduce, modify, adapt, enhance, translate into any language, and create derivative works based upon all or any portion of a Work
(i) for inclusion in any Licensed Article (in combination with other works such as audio, video, animation and graphics); (ii) distribute, market, rent, sell, and lease the Licensed Articles on a worldwide basis, in any one or more languages, through the transfer or distribution of Physical Media containing the Licensed Articles and distribute the Licensed Articles via On-Line Technology;
(iii) advertise, publicize, and exploit the Licensed Articles, and (iv) to use the names, approved biographies, and approved likenesses (not to be unreasonably withheld) of the author(s) and/or illustrators of the Work in connection (not to be unreasonably withheld) with the advertising, publicizing and exploitation of Licensed Articles.

9.   DISTRIBUTION AND EXPLOITATION:  BDE shall have complete, exclusive and
     -----------------------------
unqualified discretion and control as to the time, manner and terms of distribution, exhibition and exploitation of the Licensed Articles. BDE makes no express or implied warranty or representation as to the manner or extent of any distribution or exploitation of the Licensed Articles nor the amount of money to be derived from the distribution, exhibition and exploitation of the Licensed Articles nor as to the maximum or minimum amount of monies to be expended in connection therewith.

10.  REMEDIES: Except in the case of trademark or copyright infringement by BDE,
     --------
its licenses, assignees and distributors, Owner's sole remedy under this Agreement will be an action for damages; in no event may Owner receive an injunction, recision, termination and/or any other form of equitable relief.

11.  OWNER'S WARRANTIES:  Owner warrants, represents and agrees that it has and
     ------------------
shall continue to have, exclusively, all rights necessary to enter into this Agreement, and that all rights licensed, granted or assigned or to be assigned by Owner hereunder shall be free and clear of any and all restrictions, claims, liens, encumbrances, impairments or defects of any nature which would impair or interfere with the exercise by BDE of the Licensed Rights.

12.  INDEMNITY:
     ---------

     (a)  OWNER'S INDEMNITY: Owner agrees to defend, indemnify and hold BDE, its
          -----------------
parent, subsidiaries, affiliates, subdistributors and their respective officers, agents, directors, employees and licensees harmless from any and all claims, actions or proceedings of any kind and from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees, whether or not litigation is commenced) ("Claims") relating to or arising out of breach of any of the warranties, representations or agreements made by Owner hereunder.

     (b)  BY BDE: BDE agrees to defend, indemnify and hold Owner, and its
          ------
parent, subsidiary and affiliated entities and their respective officers, agents, directors and employees harmless from any and all Claims relating to or arising out of a breach of any of the warranties, representations or agreements made by BDE hereunder; or (ii) by reason of the exercise by BDE of the Licensed Rights except with respect to matters which Owner has agreed to indemnify BDE.

     (c)  INDEMNIFICATION CLAIMS: If a claim is asserted for which one party has
          ----------------------
an obligation to indemnify the other, the indemnifying party shall have the right to select counsel, control the litigation, and settle the dispute.

13.  SELL-OFF PERIOD:  Upon the expiration of the Term, BDE may dispose of any
     ---------------
Licensed Articles which are on hand or in the process of development or manufacture at the time of expiration for a period of 1 1/2 years after such expiration.

14.  COPYRIGHT OWNERSHIP:  Subject to the terms of this Agreement, the copyright
     -------------------
of each Licensed Article will be held in the name of BDE.

15.  FURTHER INSTRUMENTS: Owner agrees to execute, at BDE's request, any and all
     -------------------
additional documents and instruments consistent herewith, and to do any and all things necessary or reasonably desirable, to effectuate the purposes of this Agreement.

16.  MISCELLANEOUS: BDE agrees that during the Option Period, it will (i)
     -------------
provide Bantam and Writer's House, on a confidential, need-to-know basis, with business records evidencing BDE's ability to comply with its financial obligations to Owner hereunder; and (ii) at a mutually agreeable time, demonstrate BDE's software tools for Bantam and Writer's House.

17.  OTHER TERMS AND CONDITIONS:  The parties intend to enter into a more formal
     --------------------------
agreement containing other terms and conditions as are standard for BDE deals of this type, subject to changes that may be agreed in writing following good faith negotiations within BDE's customary parameters; provided, however, that this Agreement shall serve as a binding and enforceable agreement, unless and until a long-form agreement is fully signed.

("BDE")                            ("Owner")

BRILLIANT DIGITAL                  BANTAM DOUBLEDAY DELL BOOKS
ENTERTAINMENT, INC.                FOR YOUNG READERS

By:  /s/ Diana Maranon             By:  /s/
     --------------------------         ------------------------------
Its: Secretary                     Its:
     --------------------------         ------------------------------

                                   /s/ Edward Packard
                                   -----------------------------------
                                   EDWARD PACKARD

                                   /s/ Ray Montgomery
                                   -----------------------------------
                                   RAY MONTGOMERY